JUMPER STRATEGIC ADVANTAGE FUND


                                   PROSPECTUS
                                November 1, 2001




One Union Square
Suite 505
Chattanooga, TN  37402
(888) 879-5723





























         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

PAGE
RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................4

HOW TO BUY SHARES..............................................................5

HOW TO REDEEM SHARES...........................................................7

DETERMINATION OF NET ASSET VALUE...............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................9

MANAGEMENT OF THE FUND........................................................10

FINANCIAL HIGHLIGHTS..........................................................11

PRIVACY POLICY................................................................13

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

         The investment objective of the Jumper Strategic Advantage Fund is to provide current income with a low amount of share price fluctuation.

Principal Strategies

         The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, convertible securities, mortgage-backed and asset-backed securities, domestic and foreign corporate and government securities, municipal securities, zero coupon bonds and short term obligations, such as commercial paper and repurchase agreements. The Fund's advisor typically selects fixed income securities with maturities of 3 years or less. To help limit changes in share price, the Fund's average duration is usually one year or less. The Fund will normally invest at least 75% of its assets in investment grade fixed income securities. The Fund may invest no more than 25% of its assets in fixed income securities rated below investment grade.

Principal Risks of Investing in the Fund

o Interest rate risk. The value of your investment may decrease when interest rates rise. Fixed income securities with longer maturities are subject to greater interest rate risk than those with shorter maturities.

o Credit risk. The issuer of the fixed income security may not be able to make interest and principal payments when due. If that happens, the Fund's share price would fall and its income distributions would decrease.

o Prepayment risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities and the Fund may have to reinvest at a lower interest rate.

o High yield bonds. To the extent the Fund invests in lower quality bonds, including high yield bonds (commonly referred to as junk bonds), the Fund will be subject to greater interest rate risk, liquidity risk and credit risk.

o Liquidity risk. An economic downturn or period of rising interest rates could adversely affect the high yield bond market and reduce the Fund's ability to sell its high yield bonds. This could cause the Fund's share price to fall.

o Portfolio turnover risk. The Fund does not intend to purchase or sell securities for short term trading purposes. However, if the objectives of the Fund would be better served, short term profits or losses may be realized from time to time. To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to dealer spreads built-in to the cost of the securities than those incurred by a fund with a lower portfolio turnover rate. The higher turnover rate may result in the realization for federal tax purposes of additional net capital gains, which may result in substantial ordinary income to shareholders. These factors may negatively affect the Fund's performance.

o The Fund is not a money market fund. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may invest in money market instruments, securities of other no-load mutual funds or repurchase agreements to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees.

Is the Fund Right for You?

The Fund may be suitable for:

o    investors seeking a yield exceeding that earned by money market funds

o investors seeking to diversify their holdings with bonds and other fixed income securities

o investors willing to accept price fluctuations greater than money market funds

How the Fund has Performed

         The Bar Chart and Performance Table below show the variability of the returns of the Institutional Class, which is one indicator of the risks of investing in the Fund. The Bar Chart shows changes in the returns of the Institutional Class for each full calendar year since inception. The Performance Table shows how the average annual total returns of each class compare over time to those of a broad-based securities market index. Of course, past performance is not necessarily an indication of future performance

[OBJECT OMITTED]

*The Institutional Class year-to-date return as of September 30, 2001 was 4.77%.

         During the period shown, the highest return for a quarter was 1.59% (Third quarter, 2000); and the lowest return was -.84% (Fourth quarter, 2000).

Average Annual Total Returns for the periods ended 12/31/00:

                                    One Year       Since Inception
                                    ---------      --------------
Institutional Class                 2.43%            2.92%1
Investor Class                      2.19%            2.68%2
Lehman Bros. 1 Year                 5.46%            4.90%3
   Treasury Index

                   FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                       Investor   Institutional
                                                       Class      Class
                                                       -----      -----

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases       NONE        NONE
Maximum Deferred Sales Charge (Load)                   NONE        NONE
Redemption Fee                                         NONE        NONE

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
Management Fee                                         0.75%       0.75%
Distribution and/or Service (12b-1) Fees               0.25%       NONE
Other Expenses                                         0.03%       0.03%
Total Annual Fund Operating Expenses                   1.03%       0.78%
Expense Reimbursement 1                                0.03%       0.03%
Net Expenses                                           1.00%       0.75%

1 The Fund's advisor has contractually agreed to reimburse the Fund for the fees and expenses of the disinterested Trustees incurred by the Fund through October 31, 2002, but only to the extent necessary to maintain the Investor Class total annual operating expenses at 1.00% of its average daily net assets and the Institutional Class total annual operating expenses at 0.75% of its average daily net assets.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for expense reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year         3 years       5 years         10 years
                           ------         --------      ---------       --------
Investor Class             $105           $328          $568            $1,258

Institutional Class        $  79          $246          $428            $955

                                HOW TO BUY SHARES

     The minimum initial investment for Investor Class shares is $5,000 ($2,000 for IRAs and other retirement plans). The minimum initial investment for Institutional Class shares is $5 million. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

     By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and

o    a check (subject to the minimum amounts) made payable to the Fund.

Mail application and check to:

         U.S. Mail:                              Overnight:
         Jumper Strategic Advantage Fund         Jumper Strategic Advantage Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 N. Pennsylvania St.
         Indianapolis, IN  46206-6110            Indianapolis, IN  46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (888) 879-5723 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: Jumper Strategic Advantage Fund
         D.D.A.# 488920992
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number)

         You must mail a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Description of Classes

         The Fund currently offers two classes of shares: "Institutional Class" shares and "Investor Class" shares. The classes differ as follows: 1) Investor Class shares pay 12b-1 expenses of 0.25%; and 2) each class may bear differing amounts of certain class specific expenses.

         When purchasing shares, specify which class you are purchasing. All purchase orders that fail to specify a class will automatically be invested in Investor Class shares. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker-dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

Distribution Plan

                  The Investor Class has adopted a plan under Rule 12b-1 that allows the Fund to pay for certain distribution and promotion expenses related to marketing Investor Class shares. The expenses paid by the Fund pursuant to the Plan shall be determined by the Board of Trustees, but in no event may such expenditures exceed in any fiscal year 0.25% of the average daily net asset value of the Investor Class shares. Payments for distribution activities may be made directly by the Fund, or the advisor and the Fund's distributor may pay such expenses and obtain reimbursement from the Fund. Because these fees are paid out of the Fund's assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Investments

         The minimum subsequent investment for either Class is $100. You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

         -your name
         -the name of your account(s)
         -your account number(s)
         -a check made payable to the Jumper Strategic Advantage Fund

Checks should be sent to the Jumper Strategic Advantage Fund at the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

         The adviser may waive the minimum initial investment amount. The minimum initial investment amount for Institutional Class shares will be waived for the following investors:

o Banks, bank or broker-affiliated trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares.

o    Federal and state credit unions.

o Investors purchasing through a broker-dealer or other financial institution authorized by the distributor to hold shares in an omnibus account. Investors may be charged a fee by the broker-dealer or other financial institution for this service.

o Investors purchasing through certain broker-dealer wrap fee investment programs.

o Broker-dealers who have a sales agreement with the distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

o Trustees, directors, officers and employees of the Trust, the advisor and service providers to the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities.

o Clients of the advisor, including members of the immediate family of such individuals.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:


         U.S. Mail:                             Overnight:
         Jumper Strategic Advantage Fund        Jumper Strategic Advantage Fund
         c/o Unified Fund Services, Inc.        c/o Unified Fund Services, Inc.
         P.O. Box 6110                          431 N. Pennsylvania St.
         Indianapolis, IN  46206-6110           Indianapolis, IN  46204

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. The Fund requires that signatures be guaranteed if you request the redemption check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (888) 879-5723 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (888) 879-5723. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (888) 879-5723. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are valued primarily on market quotations, where available. Securities for which current market quotations are not readily available, including the current market value of underlying funds, are valued at fair value as determined in good faith by procedures approved by the Board of Trustees. Short term investments maturing in sixty days or less are valued at amortized cost, which approximates fair market value.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. The Fund typically declares substantially all of its net investment income as dividends to its shareholders on a daily basis and pays such dividends monthly. The Fund typically distributes its net long term capital gains and its net short term capital gains at least once a year. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of dividends.

         Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

         The Jumper Group, Inc., One Union Square, Suite 505, Chattanooga, TN 37402 serves as investment advisor to the Fund. The advisor provides fixed income management for both taxable and tax-exempt clients, and as of November 5, 2001, managed approximately $76 million in assets. Jay Colton Jumper has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in 1998. Mr. Jumper has served as Chairman and President of the advisor since 1994. Mr. Jumper served with SunTrust Banks from 1988 to 1994 as Senior Trust Investment Officer.

         For the fiscal year ended June 30, 2001, the Fund paid the adviser a management fee equal to 0.75% of its average daily net assets.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Investor Class
                                                                        year                    period
                                                                       ended                     ended
                                                                   June 30, 2001           June 30, 2000 (A)

      Per Share Operating Performance:
      Net Asset Value at Beginning of Period                           $       1.95             $       1.98

      Income from Investment Operations:
         Net Investment Income (Loss)                                          0.12                     0.08
         Net Realized and Unrealized Gain (Loss) on Investments              (0.08)                   (0.03)
                                                                --------------------     --------------------
         Total from Investment Operations                                      0.04                     0.05
                                                                --------------------     --------------------

      Less Distributions:
         Dividends from Net Investment Income                                (0.11)                   (0.08)
         Dividends from Return of Capital                                         -                        -
                                                                --------------------     --------------------
         Total Distributions                                                 (0.11)                   (0.08)
                                                                --------------------     --------------------

      Net Asset Value at End of Period                                 $       1.88             $       1.95
                                                                ====================     ====================

      Total Return                                                            2.31%                    2.49% (B)

      Ratios/Supplemental Data:
      Net Assets, End of Period (in 000s)                              $      2,256             $      1,734

      Ratio of Expenses to Average Net Assets:
         Before Reimbursement of Expenses by Advisor                          1.03%                    1.04% (C)
         After Reimbursement of Expenses by Advisor                           1.00%                    1.00% (C)

      Ratio of Net Investment Income to Average Net Assets:
         Before Reimbursement of Expenses by Advisor                          6.08%                    5.82% (C)
         After Reimbursement of Expenses by Advisor                           6.11%                    5.87% (C)

      Portfolio Turnover                                                     24.07%                  187.73% (C)

(A) For the Period November 2, 1999 (commencement of operations) to June 30, 2000.
(B) For periods of less than a full year, total return is not annualized.
(C) Annualized.



Institutional Class
                                                                  year                  year            period
                                                                  ended                 ended            ended
                                                               June 30, 2001        June 30, 2000     June 30, 1999 (A)

     Per Share Operating Performance:
     Net Asset Value at Beginning of Period                       $      1.95          $      1.96          $      2.00

     Income from Investment Operations:
        Net Investment Income (Loss)                                     0.12                 0.11                 0.05
        Net Realized and Unrealized Gain (Loss) on
        Investments                                                    (0.06)               (0.01)               (0.04)
                                                            ------------------   ------------------   ------------------
        Total from Investment Operations                                 0.06                 0.10                 0.01
                                                            ------------------   ------------------   ------------------

     Less Distributions:
        Dividends from Net Investment Income                           (0.12)               (0.10)               (0.05)
        Dividends from Return of Capital                                    0               (0.01)                    0
                                                            ------------------   ------------------   ------------------
        Total Distributions                                            (0.12)               (0.11)               (0.05)
                                                            ------------------   ------------------   ------------------

     Net Asset Value at End of Period                             $      1.89          $      1.95          $      1.96
                                                            ==================   ==================   ==================

     Total Return                                                       3.17%                5.17%                0.51% (B)

     Ratios/Supplemental Data:
     Net Assets, End of Period (in 000s)                          $     4,749          $     4,399          $     2,429

     Ratio of Expenses to Average Net Assets:
        Before Reimbursement of Expenses by Advisor                     0.78%                0.82%                0.85% (C)
        After Reimbursement of Expenses by Advisor                      0.75%                0.75%                0.75% (C)

     Ratio of Net Investment Income to Average Net Assets:
        Before Reimbursement of Expenses by Advisor                     6.33%                5.58%                3.79% (C)
        After Reimbursement of Expenses by Advisor                      6.36%                5.65%                3.89% (C)

     Portfolio Turnover                                                24.07%              187.73%              255.18% (C)

(A) For the Period October 26, 1998 (commencement of operations) to June 30, 1999.
(B) For periods of less than a full year, total return is not annualized.
(C) Annualized.

                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Fund at (888) 879-5723 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.










Investment Company Act #811-9096





--------
1 October 26, 1998
2 November 2, 1999
3 Based on the inception date of the Institutional Class